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                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Steven B. Ratoff, James C. Hawley and John Hontz and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of CIMA LABS INC. for the twelve months ended December 31, 2003, and all amendments to such Annual Report on Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                   Date
---------                                                   ----
                                                      February 26, 2004
  /s/ Steven B. Ratoff
-----------------------------------------
Steven B. Ratoff
 Chairman of the Board, Interim Chief
  Executive Officer and Director

                                                      February 26, 2004
  /s/ John F. Chappell
-----------------------------------------
John F. Chappell
  Director

                                                      February 26, 2004
  /s/ Steven D. Cosler
-----------------------------------------
Steven D. Cosler
  Director

                                                      February 26, 2004
  /s/ Terrence W. Glarner
-----------------------------------------
Terrence W. Glarner
  Director

                                                      February 26, 2004
  /s/ Joseph R. Robinson
-----------------------------------------
Joseph R. Robinson
  Director

                                                      February 26, 2004
  /s/ John M. Siebert
-----------------------------------------
John M. Siebert
  Director